SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date  of  report (Date of earliest event reported)  September  1, 1999

           __________________________________________


                            XCL LTD.
     (Exact Name of Registrant as Specified in Its Charter)


                            Delaware
         (State or other Jurisdiction of Incorporation)


     1-10669                                 51-0305643
(Commission File Number)               (I.R.S. Employer
                                      Identification Number)


                   Petroleum Tower,  Suite 400
                 3639 Ambassador Caffery Parkway
                   Lafayette, Louisiana 70503
            (Address of Principal Executive Offices)


                          318-989-0449
      (Registrant's Telephone Number, Including Area Code)


                 110 Rue Jean Lafitte, 2nd Floor
                   Lafayette, Louiaiana 70508
  (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events.

          Effective September 1, 1999, the Company has moved its headquarters office to Petroleum Tower, Suite 400, 3639
Ambassador Caffery Parkway, Lafayette, Louisiana 70503. The telephone number is 318-989-0449 and telefax numbers are 318-989-
8153 and 318-989-8438.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XCL LTD.

     September 7, 1999                       /s/ Lisha C. Falk
_________________________          By:_______________________________
             Date                  Name:     Lisha C. Falk
                                   Title:    Corporate Secretary